Tax on Profit/(Loss) for the Year and Deferred Tax	12 Months Ended
Dec. 31, 2024
Deferred tax expense (income) [abstract]
Tax on Profit/(Loss) for the Year and Deferred Tax

Note 9—Tax on Profit/(Loss) for the Year and Deferred Tax

	2024	2023	2022
	(EUR’000)
Tax on profit/(loss) for the year
Current tax (expense)/income	(3,289)	(5,377)	(3,723)
Current tax, adjustments to prior years	(126)	3,904	(1,654)
Deferred tax, movement for the year	(2,035)	(1,044)	—
Deferred tax, adjustments to prior years	607	(4,786)	—
	(4,843)	(7,303)	(5,377)
Tax for the year can be explained as follows
Profit/(loss) before tax	(373,241)	(474,144)	(577,817)
Tax at the Danish corporation tax rate of 22%	82,113	104,312	127,120
Tax effect of:
Non-deductible costs	(9,740)	(8,494)	(17,094)
Additional tax deductions	3,161	9,077	13,720
Impact from associates	(4,413)	(4,047)	(3,893)
Prior year adjustments	481	(1,294)	—
Other effects including effect of different tax rates	182	(882)	(2,716)
Deferred tax asset, not recognized	(76,627)	(105,975)	(122,514)
Tax on profit/(loss) for the year	(4,843)	(7,303)	(5,377)
Effective tax rate	1.30%	1.54%	0.93%

	2024	2023	2022
	(EUR’000)
Specification of deferred tax assets/(liabilities)
Tax deductible losses	434,997	521,697	433,174
Other temporary differences, assets	164,479	16,256	19,961
Deferred tax asset, not recognized	(599,476)	(537,953)	(453,135)
Other temporary differences, liabilities	(7,258)	(5,830)	—
Total deferred tax assets/(liabilities) at December 31	(7,258)	(5,830)	—

At December 31, 2024, a deferred tax liability has been recognized in relation to taxable temporary differences in one jurisdiction, as we do not believe we will have any deductible temporary differences nor tax losses to deduct the taxable difference in, when they are expected to reverse.

Deferred tax assets have not been recognized in the consolidated statements of financial position as of December 31, 2024 due to uncertainty relating to future utilization. The deferred tax asset can be carried forward without timing limitations.

The Company had tax losses carried forward of €1,946.2 million and €2,371.3 million at December 31, 2024 and 2023, respectively. Tax losses can be carried forward infinitely, where certain limitations exist for amounts to be utilized each year. Under Danish tax legislation, tax losses may be partly refunded by the tax authorities to the extent such tax losses arise from research and development activities. the jointly taxed Danish entities had a negative taxable income, and accordingly were entitled to a tax refund of approximately €0.7 million for each of the years ended December 31, 2024, 2023 and 2022.

The tax losses carried forward at December 31, 2023 (€2,371.3 million) has been reduced with €456.8 million. The reduction is as a consequence of two changes of tax principles made in the Danish tax returns for the taxable year 2023 (filed in June 2024). The changes are related to R&D costs (depreciations) and inventory write-down (cost price). This reduction in tax losses is still available as deferred tax assets, that can be recognized for future utilization; only not as a “Tax deductible losses,” but as “Other temporary differences, assets.”

The Company is entitled to additional tax deductions related to share based payments (Warrants, RSUs and PSUs). Tax deductions can be taken when the warrants/RSUs/PSUs are exercised/transferred. For the year ended December 31, 2024, the Company was entitled to additional tax deductions with a tax value of €21.7 million, compared to €10.6 million and €5.2 million for the years ended December 31, 2023 and 2022, respectively. These future tax deductions depend on the timing and amounts of warrants/RSUs/PSUs exercises/transfers, and accordingly, future additional tax deductions are subject to uncertainties. Refer to Note 7, “Share-based Payment,” regarding a description of warrant and RSU/PSU programs.

The Company is entitled to additional tax deductions for which deferred tax asset cannot be recognized due the initial recognition exception in IAS 12, “Income Taxes.” For the year ended December 31, 2024, the Company is entitled to additional future tax deduction with a tax value of €11.0 million, compared to €0.3 million for each of the years ended December 31, 2023 and 2022. In addition, the Company is entitled to additional tax deductions related to tax credits. Tax credits can be taken in future taxes. For the year ended December 31, 2024, the Company was entitled to additional tax deduction with a tax value of €13.8 million, compared to €8.4 million for each of the years ended December 31, 2023 and 2022.

On May 23, 2023, the IASB issued International Tax Reform - Pillar Two Model Rules - Amendments to IAS 12 which clarify that IAS 12 applies to income taxes arising from tax law enacted or substantively enacted to implement the Pillar Two model rules published by the OECD, including tax law that implements Qualified Domestic Minimum Top-up Taxes. The Company has adopted these amendments; however, they are not applicable for the year ended December 31, 2024, as the Company’s consolidated revenue is currently below the threshold of €750 million.

The Parent Company, Ascendis Pharma A/S, is jointly taxed with its Danish subsidiaries. The current Danish corporation tax is allocated between the jointly taxed Danish companies in proportion to their taxable income (full absorption with refunds for tax losses). The jointly taxed companies are included in the on-account tax scheme.